BERKSHIRE CAPITAL INVESTMENT TRUST
                    Berkshire Capital Growth & Value Fund

                                     1998
                               Semi-Annual Report

                               TABLE OF CONTENTS



                                                                    Page
                                                                    ----

    Letter to Shareholders ........................................   1
    Performance Graph .............................................   4
    Portfolio Snapshot ............................................   4
    Schedule of Investments .......................................   5
    Statement of Assets & Liabilities .............................   6
    Statement of Operations .......................................   7
    Statement of Changes in Net Assets ............................   8
    Financial Highlights, Related Ratios and Supplemental Data ....   9
    Notes to Financial Statements .................................  10

                              PERFORMANCE SUMMARY
                            (returns as of 6/30/98)


               ==================================================
                            Q1         Q2        YTD       1-YEAR
               ==================================================
               BCGVF      16.44%     13.42%     32.06%     15.10%
               DJIA       11.75%      2.15%     14.14%     18.71%
               S&P 500    13.95%      3.30%     17.71%     30.15%
               NASDAQ     17.02%      3.32%     20.91%     31.94%
               ==================================================

               Past performance does not guarantee future results. All returns reflect reinvested dividends.




                                                             August 27, 1998


Dear Shareholder:

     We are pleased to report that 1998 has been an exceptional year for your Fund. We met our goal of delivering superior returns to our shareholders by significantly outperforming all of our benchmarks. The performance of your Fund did not go unrecognized as the Associated Press and Lipper Analytical Services ranked your Fund as the #1 performing Growth & Income fund for the first-half of 1998 with a return of 32.06%. Your Fund was also ranked #1 in its category for its performance in the second quarter with a return of 13.42%. Overall, your Fund was ranked 16th out of all U.S. equity funds for 1998. As we move forward into the second-half of the year our goal will be to work even harder to find investments that will further increase your share-owner value.


 1998
  Q1

     As you can see in the Performance Summary Chart at the top of the page, we outperformed both the Dow Jones Industrial Average (DJIA) and the S&P 500 Index (S&P 500) in the first quarter. The noted exception was our near-par return when compared to the NASDAQ Composite Index (NASDAQ). We also outperformed the average total return of 11.91% for all U.S. equity funds during the period according to data from Lipper Analytical Services. Further confirming our relative outperformance for the period was the Wall Street Journal's report that 78.5% of all U.S. equity funds failed to even match the returns of the S&P 500 for the first quarter.


     The Fund's heavy weighting in technology stocks contributed substantially to its performance during the period. We have always maintained a bias towards investing in the technology sector because we believe that technology is now the key driver of the U.S. economy. Moreover, your Fund's principal office is located in the heart of Silicon Valley, giving us a tremendous advantage in utilizing our connections within the industry. From our Silicon Valley location we can also witness the direction of technology firsthand, allowing us to make informed investment decisions on behalf of the Fund. It is no coincidence then, that the Fund's largest investment is in Cisco Systems whose corporate campus is located within walking distance from our office.




                                        Semi-Annual Report to Shareholders | 1

    Among the Fund's best performing investments for the first quarter were Dell Computer Corp. and Berkshire Hathaway which gained 61% and 46% respectively. We believe that Dell is one of the best managed companies in the world. Dell employs an intensely focused business model based on the direct delivery of high-end PCs to its customers. The company will build a computer only after it has been ordered eliminating the need to maintain inventories. Additionally, Dell is actually one of the few companies in the world positioned to benefit from the recent Asian-Pacific crisis. This is because most of the company's computer components originate from that region. As the region weakens, component prices become cheaper. This allows Dell to pass on lower prices to its customers while at the same time further expanding profit margins. We expect Dell to remain a core holding of our Fund for quite some time.


     Another core holding of the Fund which performed exceptionally well was our investment in Berkshire Hathaway. At the helm of this company is legendary investor Warren Buffett. Mr. Buffett is largely known for his outstanding ability to manage Berkshire Hathaway's investment portfolios. As of late the company's diverse operating businesses, rather than its investment portfolios, have contributed most to increases in shareholder value. Continued strong growth in Berkshire Hathaway's GEICO auto insurance unit best represents the positive contributions made to shareholder value from the operating businesses. GEICO's success is the result of the employment of the same direct-to-the-customer business model as Dell, thereby making it the lowest cost auto insurer in the business. Mr. Buffett's investment decisions also had a hand in contributing to shareholder value. The most notable was his timely decision to purchase $4.6 billion in long-term zero-coupon U.S. Treasury bonds and 112.2 million ounces of the world's supply of silver. Looking ahead, we see the recent $22 billion acquisition of General Re Corporation as positioning the company to enjoy solid growth for quite some time.


                               [GRAPHIC OMITTED]

                        Q1 Best Performing Investments
                            (returns thru 3/31/98)

                                DELL     61.31%
                               BRK/B     45.87%
                                MSFT     38.49%
                                PSFT     35.10%
                                CSCO     22.65%


Rounding out the Fund's best performing investments for the quarter were our holdings in Microsoft, PeopleSoft, and Cisco Systems each appreciating 38%, 35%, and 23% respectively. The graph to the right shows the relative performance of each of these investments during the period. At the end of the quarter, the best performing stocks shown in the graph represented a total of 42% of the Fund's assets.


 1998
  Q2

     Our performance for the second quarter of 1998 was extraordinary. The Fund posted a return of 13.42% for the period while the average U.S. equity fund lost 0.29% according to data from Lipper Analytical Services. As you can see from the Performance Summary Chart on the previous page, our returns were more than four times those of the DJIA, S&P 500 and the NASDAQ. Moreover, the returns of your Fund for the period were greater than the total combined returns of these indices added together. While we are enthusiastic about outperforming all of our benchmarks by such a wide margin, it is important to remind our shareholders that we are certain such remarkable returns are unsustainable over the long-term.


                                        Semi-Annual Report to Shareholders | 2

     In the second quarter, the Fund's heavy weighting in technology stocks again contributed substantially to its performance. During the period we established new positions in the Internet sector with purchases of shares of America Online and Yahoo!. America Online's 13 million subscribers makes the company the world's leading provider of Internet access and content. The company has successfully leveraged its brand name into multiple sources of revenue streams including membership fees, advertising and electronic commerce. Going forward, we expect subscriber growth to remain strong allowing America Online to further build on its dominant franchise. We feel very comfortable dedicating a significant portion of our Fund to the leader of one of the fastest growing sectors of our economy. At the end of the quarter
America Online grew to our second largest investment behind Cisco Systems, representing 11% of the Fund's total assets.

     Our investment in Yahoo! has also proven to be very profitable for the Fund. The company's shares have appreciated over 45% since our initial purchase quickly making it one of the best performing stocks in our portfolio. Yahoo! is an Internet media company widely known for its popular search engine used to navigate the Web. The company has the most heavily trafficked web-site on the Internet and derives the majority of its revenues from advertisements on its web pages. The company has built a strong brand-name and is one of the few businesses in the sector to have ever made a profit. We continue to be impressed by Yahoo!'s quality management team and the company's ability to consistently beat revenues and earnings projections. At the end of the quarter our Yahoo! investment had appreciated to 6% of the Fund's total assets.


                               [GRAPHIC OMITTED]

                           Q2 Best Performing Stocks
                      (returns from 12/31/97 to 6/30/98*)

                                DELL    120.98%
                               BRK/B     69.79%
                                MSFT     67.70%
                                CSCO     65.13%
                                YHOO     45.50%

           * Yahoo! returns from date of purchase in second quarter.


To the right is a graph showing the year-to-date returns of the Fund's best performing investments. As you can see, Dell clearly outpaced all other investments by appreciating a remarkable 121%. Meanwhile, Berkshire Hathaway, Microsoft and Cisco Systems all performed exceptionally well with gains in excess of 65%. Yahoo! shares also fared well by gaining over 45%. The stocks in the graph represented 53% of the Fund's total assets at the end of the second quarter.


     Looking ahead, we are very enthusiastic about the potential of our Fund's current holdings. We will continue to focus our investments in only those companies which have dominant franchises and strong growth prospects. You can be assured that we will be working hard to continue the trend that we began in the first half of 1998. Thank you for your confidence in our abilities and for your investment in the Berkshire Capital Growth & Value Fund.


                                                      Sincerely,


                                                  /s/ Malcolm R. Fobes III
                                                      Chairman




                                        Semi-Annual Report to Shareholders | 3

                              PERFORMANCE OVERVIEW
                   Hypothetical $10,000 Investment At Inception*

                              [GRAPH DEPICTED HERE]


                                 S&P 500     BERKSHIRE CAPITAL
                                  INDEX     GROWTH & VALUE FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUL-97         $10,000         $ 10,000
                  AUG-97          10,795           10,000
                  SEP-97          10,191            9,950
                  OCT-97          10,749           10,050
                  NOV-97          10,390            9,500
                  DEC-97          10,871            9,510
                  JAN-98          11,057            8,740
                  FEB-98          11,180            9,701
                  MAR-98          11,986           10,176
                  APR-98          12,599           10,176
                  MAY-98          12,725           10,348
                  JUN-98          12,507           10,045
                  JUL-98          13,015           11,542


* The inception date of the Fund was July 1, 1997. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Standard & Poor's 500 Index (the "Index") represents an unmanaged, broad-basket of stocks. The Index is typically used as a proxy for overall market performance. The Fund's portfolio may differ significantly from the securities in the Index. The Index does not reflect the cost of portfolio management or trading.





Berkshire Capital Growth & Value Fund
Portfolio as of June 30, 1998

  ============================================================================
   Security                 Percent      Shares       Price     Market Value
  ============================================================================
   3Com                      2.35%        120        30 11/16        $ 3,682
   3Dfx Interactive          2.08%        190          17 1/8          3,254
   Ascend Communications     1.74%         55         49 9/16          2,726
   America Online           11.06%        165         105 1/8         17,346
   Berkshire Hathaway        5.00%          3           2,613          7,839
   Cisco Systems            25.95%        442         92 1/16         40,692
   Coca-Cola                 4.36%         80          85 1/2          6,840
   Dell Computer             4.74%         80        92 13/16          7,425
   E*Trade                   1.90%        130        22 15/16          2,982
   Gillette                  3.63%        100          56 7/8          5,688
   i2 Technologies           1.79%         80          35 1/8          2,810
   Innovex                   1.25%        150         13 1/16          1,959
   Intel                     4.73%        100          74 1/8          7,412
   Microsoft                 4.84%         70         108 3/8          7,586
   PeopleSoft                9.29%        310              47         14,570
   Texas Instruments         1.49%         40         58 5/16          2,333
   Yahoo!                    6.03%         60         157 1/2          9,450
  ---------------------------------------------------------------------------
   Cash/Equivalents          7.77%                                    12,188
  ---------------------------------------------------------------------------
   Total                   100.00%                                 $ 156,782
  ===========================================================================




                                        Semi-Annual Report to Shareholders | 4

                          Berkshire Capital Investment Trust
                               Schedule of Investments
                                   June 30, 1998
                                    (unaudited)

             Number of
              Shares                                           Value
              ------                                           -----
                        COMMON STOCKS - 92.23%

                        Beverages - 4.36%
                80      (The) Coca-Cola Company              $ 6,840

                        Computer - 4.74%
                80      Dell Computer Corporation*             7,425

                        Computer Components - 1.25%
               150      Innovex, Inc.                          1,959

                        Conglomerate - 5.00%
                 3      Berkshire Hathaway (Class B)*          7,839

                        Financial Services - 1.90%
               130      E*Trade Group, Inc.*                   2,982

                        Internet - 17.09%
               165      America Online, Inc.*                 17,346
                60      Yahoo!, Inc.*                          9,450

                        Networking - 30.04%
                55      Ascend Communications, Inc.*           2,726
               120      3Com Corporation*                      3,682
               442      Cisco Systems, Inc.*                  40,692

                        Personal Care - 3.63%
               100      (The) Gillette Company                 5,688

                        Semiconductor - 8.30%
               190      3Dfx Interactive, Inc.*                3,254
               100      Intel Corporation                      7,412
                40      Texas Instruments                      2,333

                        Software - 15.92%
                80      i2 Technologies, Inc.*                 2,810
                70      Microsoft Corporation*                 7,586
               310      PeopleSoft, Inc.*                     14,570

                        TOTAL COMMON STOCKS
                        (cost - $113,863)                    144,594
                                                             -------
                        OTHER ASSETS
                        LESS LIABILITIES - 7.77%              12,188
                                                              ------
                        NET ASSETS - 100%
                        Equivalent to $11.41 per share     $ 156,782
                                                             =======

                        *Non-income producing




                  (See Accompanying Notes to Financial Statements)



                                       Semi-Annual Report to Shareholders | 5

                      Berkshire Capital Investment Trust
                       Statement of Assets and Liabilities
                               June 30, 1998
                                (unaudited)




ASSETS - Note(1):
   Investment in securities, at value
   (identified cost - $113,863) ...........................    $  144,594
   Cash in bank ...........................................           683
   Security sales receivable ..............................        11,493
   Dividends receivable ...................................            12
                                                                  -------
   Total Assets ...........................................       156,782
                                                                  -------

LIABILITIES:
   Total Liabilities ......................................             0
                                                                  -------
NET ASSETS ................................................    $  156,782
                                                                  =======

NET ASSETS COMPRISED OF:
    Capital paid-in on shares of beneficial interest ......    $  134,638
    Undistributed net investment income ...................           224
    Accumulated net realized losses on investments ........       (8,811)
    Net unrealized appreciation on investments ............        30,731
                                                                   ------
NET ASSETS ................................................    $  156,782
                                                                  =======
Net asset value per share based on
13,746.607 shares outstanding .............................    $    11.41
                                                                    =====























               (See Accompanying Notes to Financial Statements)




                                        Semi-Annual Report to Shareholders | 6

                      Berkshire Capital Investment Trust
                            Statement of Operations
                  For the Six Month Period Ended June 30, 1998
                                 (unaudited)




INVESTMENT INCOME:
    Dividends .............................................       $    83
    Interest ..............................................           141
                                                                      ---
Total Investment Income ...................................           224
                                                                      ---
EXPENSES:
    Investment advisory fees ..............................           970
    Administration fees ...................................           323
                                                                      ---
Total expenses before fee waiver ..........................         1,293
    Investment advisory and administration
      fees waived - Note (6) ..............................       (1,293)
                                                                   ------
Total Expenses ............................................             0
                                                                   ------

NET INVESTMENT INCOME .....................................           224
                                                                      ---

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Net realized gain (loss) on investments ...............       (6,198)
    Net change in unrealized appreciation on investments ..        43,344
                                                                   ------
Net Gain on Investments ...................................        37,146
                                                                   ------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .................................      $ 37,370
                                                                   ======



















               (See Accompanying Notes to Financial Statements)





                                        Semi-Annual Report to Shareholders | 7

                      Berkshire Capital Investment Trust
                      Statement of Changes in Net Assets



                                                  Six Months    Period From(a)
                                                     Ended        07/01/97
                                                   06/30/98          to
                                                  (unaudited)     12/31/97
                                                  -----------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
    Net investment income .......................     $ 224        $ 1,138
    Net realized gain (loss) on investments .....   (6,198)        (2,613)
    Net change in unrealized appreciation
      on investments ............................    43,344       (12,613)
                                                     ------       --------
Net increase (decrease) in net assets
  from operations ...............................    37,370       (14,088)
                                                     ------       --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .......................         0        (1,138)
    Net realized gain on investments ............         0              0
                                                     ------        -------

Total distributions to shareholders .............         0        (1,138)


CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold
      (2,008 and 11,607 shares, respectively) ...    18,000        115,500
    Increase from shares issued in
      reinvested distributions ..................         0          1,138
    Shares redeemed .............................         0              0
                                                     ------        -------
Net increase in net assets from
capital share transactions ......................    18,000        116,638


TOTAL INCREASE IN NET ASSETS ....................    55,370        101,412


NET ASSETS:
    Beginning of period
     (including undistributed net investment
     income of $0) ..............................   101,412              0
                                                    -------        -------
    End of period
     (including undistributed net investment
     income of $224 and $0 respectively) ........ $ 156,782        101,412
                                                    =======        =======

(a) Date of effectiveness.





               (See Accompanying Notes to Financial Statements)




                                        Semi-Annual Report to Shareholders | 8

                      Berkshire Capital Investment Trust
                            Financial Highlights



                                                   Six Months   Period From(a)
                                                     Ended        07/01/97
                                                    06/30/98         to
                                                  (unaudited)     12/31/97
                                                  -----------     --------

Per Share Data for a Share Outstanding
Throughout Each Period

NET ASSET VALUE, BEGINNING OF PERIOD:                $ 8.64        $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ....................          .01            .10
    Net realized and unrealized
      gains (losses) on investments ..........         2.76         (1.36)
                                                       ----          -----
Total from investment operations .............        11.41           8.74

DISTRIBUTIONS:
    Dividends (from net investment income) ...            0          (.10)
    Distributions (from capital gains) .......            0              0
                                                      -----          -----
Total distributions ..........................            0          (.10)
                                                      -----          -----

NET ASSET VALUE, END OF PERIOD:                     $ 11.41         $ 8.64
                                                      =====           ====



TOTAL RETURN - Note (6) ......................      32.06%(b)     (12.60%)(b)




SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ....................    $ 156,782      $ 101,412
    Ratio of expenses to
      average net assets(b)(c) ...............        0.95%          1.00%
    Ratio of expenses to
      average net assets(d) ..................           0%             0%
    Ratio of net investment income to
      average net assets(b)(c) ...............      (0.79%)          0.12%
    Ratio of net investment income to
      average net assets(d) ..................        0.16%          1.12%
    Portfolio turnover rate(b) ...............          38%            13%

(a) Date of effectiveness.
(b) Not annualized for periods less than one full year.
(c) Before fee waiver.
(d) After fee waiver.





               (See Accompanying Notes to Financial Statements)




                                        Semi-Annual Report to Shareholders | 9

                       Berkshire Capital Investment Trust
                         Notes to Financial Statements
                                 June 30, 1998
                                  (unaudited)



(1) SIGNIFICANT ACCOUNTING POLICIES:

The Berkshire Capital Investment Trust (the "Trust") was organized as a business trust under the state of Delaware on November 25, 1996. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $1.00 per share. Shares have non-cumulative voting rights, do not have preemptive subscription rights and are freely transferable. The Berkshire Capital Growth & Value Fund (the "Fund") is an open-end non-diversified portfolio of the Trust. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

(a) Security Valuation
    ------------------
The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.

(b) Federal Income Taxes
    --------------------
The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Use of Estimates
    ----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Distributions to Shareholders
    -----------------------------
Dividends to shareholders are recorded on the ex-dividend date.

(e) Security Transactions and Related Income
    ---------------------------------------
The Trust follows the industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.














                                       Semi-Annual Report to Shareholders | 10

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements
                                 June 30, 1998
                                  (unaudited)




(2) CAPITAL SHARE TRANSACTIONS:

The Trust is authorized to issue an unlimited number of shares of $1.00 par capital stock. As of June 30, 1998 there was $134,638 of total paid-in capital.

                                          Shares        Amount
                                          ------        ------
          December  31, 1997 .......      11,738      $ 116,638
          Subscriptions sold .......       2,008         18,000
                                           -----         ------
          June 30, 1998 ............      13,746      $ 134,638
                                          ======        =======

(3) ORGANIZATIONAL COSTS:

All organizational costs were borne by the Fund's Investment Advisor.

(4) REGISTRATION FEES:

All registration fees were borne by the Fund's Investment Advisor.

(5) INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities, other than U.S. Government obligations and short-term investments, were $52,967 and $46,609 respectively for common stocks. Net gain on investments for the period ended June 30, 1998 were $37,146. That amount represents the net increase in value of investments held during the period.

For federal income tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost. At June 30, 1998 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                      Appreciation ........    $ 38,768
                      Depreciation ........     (8,037)
                                                -------
                      Net appreciation.....    $ 30,731
                                                 ======

As of December 31, 1997, the Trust had available for federal income tax purposes an unused capital loss carryover of $2,613 which will expire in 2005.
















                                       Semi-Annual Report to Shareholders | 11

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements
                                 June 30, 1998
                                  (unaudited)



(6) RELATED PARTY TRANSACTIONS/
    INVESTMENT ADVISORY AND ADMINISTRATION FEES:

Certain officers and directors of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. The Trust has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital Holdings, Inc. Under the terms of the Investment Advisory Agreement, Berkshire Capital Holdings, Inc. will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital Holdings, Inc. receives a fee as compensation for services rendered, facilities furnished and expenses assumed. Such fee is computed as a percentage of the Fund's daily net assets and are accrued each calendar day (including weekends and holidays). The administration fee is based on the following schedule:

                     Percentage      Daily Net Asset Range
                     ----------      ---------------------
                       .50%          $0 to $50 million
                       .45%          50 to $200 million
                       .40%          $200 to $500 million
                       .35%          $500 to $1 billion
                       .30%          excess of $1 billion

Berkshire Capital Holdings, Inc. may at its discretion, forego fees normally paid to it by the Trust for services rendered. For the period ending June 30, 1998 Berkshire Capital Holdings, Inc. reserves the right to irrevocably waive any and all investment advisory and administration fees. The foregoing of such fees for 1998 had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in the increase of the yield to the shareholders.



                                       Semi-Annual Report to Shareholders | 12

                          Important Legal Disclosures

This report is submitted for the general information of the shareholders of the Berkshire Capital Growth & Value Fund. It is not authorized for distribution to prospective investors in the Fund unless accompanied or preceded by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information. Please read the prospectus carefully.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ Composite index all represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Investing in technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the Fund's Prospectus carefully. Copies of the most recent Prospectus may be obtained by calling the Fund directly at (408) 526-0707.


                                       Semi-Annual Report to Shareholders | 13

                      Berkshire Capital Investment Trust
                     Berkshire Capital Growth & Value Fund
                     -------------------------------------
                                475 Milan Drive
                                  Suite #103
                              San Jose, CA 95134
                                (408) 526-0707



                               Board of Trustees
                               -----------------
                             Malcolm R. Fobes III
                                Ronald G. Seger
                                Leland F. Smith
                                Andrew W. Broer



                       Investment Adviser/Administrator
                       --------------------------------
                       Berkshire Capital Holdings, Inc.
                                475 Milan Drive
                                  Suite #103
                              San Jose, CA 95134



                              Independent Auditor
                              -------------------
                       McCurdy & Associates CPA's, Inc.
                              27955 Clemens Road
                              Westlake, OH 44145



                                Transfer Agent
                                --------------
                          Mutual Shareholder Services
                            1301 East Ninth Street
                                  Suite #3600
                              Cleveland, OH 44114



                                   Custodian
                                   ---------
                               Fifth Third Bank
                           38 Fountain Square Plaza
                             Cincinnati, OH 45263



                                 Legal Counsel
                                 -------------
                             Hall & Evans, L.L.C.
                            1200 Seventeenth Street
                                  Suite 1700
                               Denver, CO 80202





                                       Semi-Annual Report to Shareholders | 14